Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2011

Boston Properties, Inc.

Second Quarter 2011

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-51

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2011

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-six years of real estate experience and seventeen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; E. Mitchell Norville, Executive Vice President, Chief Operating Officer; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2011)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value- Added Fund)	152
Total Square Feet (includes unconsolidated joint ventures, other than the Value- Added Fund, and structured parking)	56.8 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	167.3 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	1.88%
Total Combined Market Capitalization	$27.2 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Second Quarter 2011

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board and Chief Executive Officer	Dr. Jacob A. Frenkel Director	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde President and Director	Matthew J. Lustig Director	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Lawrence S. Bacow Director	Alan J. Patricof Director, Chair of Audit Committee	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

Zoë Baird Budinger Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Michael R. Walsh Senior Vice President, Finance

Carol B. Einiger Director	David A. Twardock Director, Chair of Compensation Committee	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Company Information
Corporate Headquarters 800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	Trading Symbol BXP Stock Exchange Listing New York Stock Exchange	Investor Relations Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquires

Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010
High Closing Price	$108.35	$95.92	$90.73	$88.88	$83.39
Low Closing Price	$93.91	$84.66	$81.56	$69.08	$71.34
Average Closing Price	$102.20	$92.04	$85.68	$81.80	$77.51
Closing Price, at the end of the quarter	$106.16	$94.85	$86.10	$83.12	$71.34
Dividends per share - annualized	$2.00	$2.00	$2.00	$2.00	$2.00
Closing dividend yield - annualized	1.88%	2.11%	2.32%	2.41%	2.80%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	167,281	166,567	162,555	162,534	162,086
Closing market value of outstanding shares and units (thousands)	$17,758,551	$15,798,880	$13,995,986	$13,509,826	$11,563,216

(1)	For additional detail, see page 12.

Timing

Quarterly results for the remainder of 2011 will be announced according to the following schedule:

Third Quarter	Tentatively October 25, 2011
Fourth Quarter	Tentatively January 31, 2012

Boston Properties, Inc.

Second Quarter 2011

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

John Eade Argus Research Company 212.427.7500	Steve Sakwa /George Auerbach ISI Group 212.446.9462 / 212.446.9459	Tom Truxillo Bank of America Merrill Lynch 980.386.5212	Janice Svec Fitch Ratings 212.908.0304

Jeffrey Spector / Jamie Feldman Bank of America Merrill Lynch 212.449.6329 / 212.449.6339	Steve Benyik Jefferies & Co. 212.707.6348	Thomas Cook Citi Investment Research 212.723.1112	Karen Nickerson Moody’s Investors Service 212.553.4924

Ross Smotrich / Michael Lewis Barclays Capital 212.526.2306 / 212.526.3098	Mitch Germain JMP Securities 212.906.3546	John Giordano Credit Suisse Securities 212.538.4935	James Fielding Standard & Poor’s 212.438.2452

Michael Bilerman / Joshua Attie Citigroup Global Markets 212.816.1383 / 212.816.1685	Anthony Paolone / Joseph Dazio J.P. Morgan Securities 212.622.6682 / 212.622.6416	Mark Streeter J.P. Morgan Securities 212.834.5086

James Sullivan / Stephen Boyd Cowen and Company 646.562.1380 / 646.562.1382	Sheila McGrath / Kristin Brown Keefe, Bruyette & Woods 212.887.7793 / 212.887.7738	Thierry Perrein / Jason Jones Wells Fargo 704.715.8455 / 704.715.7932

Andrew Rosivach / Suzanne Kim Credit Suisse 415.249.7942 / 415.249.7943	Jordan Sadler / Craig Mailman KeyBanc Capital Markets 917.368.2280 / 917.368.2316

John Perry / Vin Chao Deutsche Bank Securities 212.250.4912 / 212.250.6799	Robert Stevenson Macquarie Research 212.857.6168

Sri Nagarajan / Evan Smith FBR Capital Markets 646.885.5429 / 646.885.5431	David Rodgers / Mike Carroll RBC Capital Markets 440.715.2647 / 440.715.2649

David Harris Gleacher & Company 203.532.7332	Alexander Goldfarb / James Milam Sandler O’Neill & Partners 212.466.7937 / 212.466.8066

Jay Habermann / Sloan Bohlen Goldman Sachs & Company 917.343.4260 / 212.902.2796	John Guinee / Erin Aslakson Stifel, Nicolaus & Company 443.224.1307 / 443.224.1350

Michael Knott / Lukas Hartwich Green Street Advisors 949.640.8780 / 949.640.8780	Ross Nussbaum UBS Securities 212.713.2484

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2011

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-51.

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10
Selected Items:

Revenue	$436,451	$417,875	$392,482	$386,410	$393,841
Straight-line rent (1)	$24,571	$21,073	$20,082	$22,861	$27,038
Fair value lease revenue (1) (2)	$20,537	$20,761	$18,875	$19,368	$19,748
Revenue from residential units	$221	$—	$—	$—	$—
Company share of funds from operations from unconsolidated joint ventures	$35,562	$35,041	$35,468	$38,167	$37,589
Lease termination fees (included in revenue) (1)	$231	$2,003	$2,210	$5,225	$4,156
Ground rent expense (3)	$2,405	$982	$615	$614	$609
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$9,657	$9,505	$9,486	$9,453	$9,263
Capitalized interest	$11,958	$11,239	$14,569	$9,302	$9,023
Capitalized wages	$2,876	$2,559	$3,114	$3,247	$2,745
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	67.5%	67.0%	68.4%	67.2%	68.1%
Losses from early extinguishments of debt (5)	$—	$—	$81,662	$—	$6,051
Net income (loss) attributable to Boston Properties, Inc.	$60,214	$40,813	$(12,903)	$57,668	$61,412
Funds from operations (FFO) attributable to Boston Properties, Inc.	$181,569	$159,980	$89,878	$150,847	$156,870
FFO per share - diluted	$1.23	$1.12	$0.64	$1.07	$1.12
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.41	$0.29	$(0.09)	$0.41	$0.44
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.41	$0.29	$(0.09)	$0.41	$0.44
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$156,895	$127,782	$133,472	$114,097	$121,829

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.16	2.90	3.06	2.77	2.73
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.77	2.57	2.59	2.50	2.47
FFO Payout Ratio	40.65%	44.64%	78.13%	46.73%	44.64%
FAD Payout Ratio	52.84%	64.65%	60.39%	70.63%	65.97%

	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10
Capitalization:

Common Stock Price @ Quarter End	$106.16	$94.85	$86.10	$83.12	$71.34
Equity Value @ Quarter End	$17,758,551	$15,798,880	$13,995,986	$13,509,826	$11,563,216
Total Consolidated Debt	$7,941,643	$7,937,264	$7,786,001	$7,444,886	$7,229,300
Total Consolidated Market Capitalization	$25,700,194	$23,736,144	$21,781,987	$20,954,712	$18,792,516
Total Consolidated Debt/Total Consolidated Market Capitalization (8)	30.90%	33.44%	35.75%	35.53%	38.47%

BXP’s Share of Joint Venture Debt	$1,534,029	$1,542,952	$1,543,960	$1,558,597	$1,535,198
Total Combined Debt	$9,475,672	$9,480,216	$9,329,961	$9,003,483	$8,764,498
Total Combined Market Capitalization (9)	$27,234,223	$25,279,096	$23,325,947	$22,513,309	$20,327,714
Total Combined Debt/Total Combined Market Capitalization (9) (10)	34.79%	37.50%	40.00%	39.99%	43.12%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustment to ground rent. See page 11 for the straight-line adjustment to the ground rent expense.
(4)	Rental Expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $12,859, $9,704, $10,404, $9,211 and $9,311 for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(5)	During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on early extinguishment of debt of approximately $6.1 million. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of debt of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of debt of approximately $79.3 million.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.
(9)	For additional detail, see page 12.
(10)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

Second Quarter 2011

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10
ASSETS
Real estate	$11,786,353	$11,567,294	$10,933,977	$10,015,347	$9,984,329
Development in progress	982,318	681,342	1,073,402	1,003,508	632,731
Land held for future development	284,115	759,786	757,556	754,120	732,006
Less accumulated depreciation	(2,468,165)	(2,411,378)	(2,323,818)	(2,243,265)	(2,173,300)

Total real estate	10,584,621	10,597,044	10,441,117	9,529,710	9,175,766
Cash and cash equivalents	780,584	747,305	478,948	1,270,074	1,703,448
Cash held in escrows (1)	302,439	305,692	308,031	300,771	25,382
Marketable securities	9,975	9,800	8,732	7,911	7,026
Tenant and other receivables, net	44,470	54,740	60,813	50,722	42,775
Notes receivable (2)	276,375	270,000	270,000	270,000	270,000
Interest receivable from related party note receivable	79,884	75,280	69,005	62,933	55,827
Accrued rental income, net	491,878	463,117	442,683	421,008	401,054
Deferred charges, net	449,014	449,076	436,019	300,882	289,388
Prepaid expenses and other assets	92,470	100,897	65,663	42,391	22,385
Investments in unconsolidated joint ventures	772,502	762,522	767,252	792,434	794,650

Total assets	$13,884,212	$13,835,473	$13,348,263	$13,048,836	$12,787,701

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (1) (3)	$3,181,469	$3,188,025	$3,047,586	$2,813,338	$2,608,577
Unsecured senior notes, net of discount	3,016,837	3,016,743	3,016,598	2,872,058	2,871,909
Unsecured exchangeable senior notes, net of discount	1,743,337	1,732,496	1,721,817	1,759,490	1,748,814
Unsecured line of credit (3)	—	—	—	—	—
Accounts payable and accrued expenses	173,257	171,617	186,059	199,534	177,000
Dividends and distributions payable	83,369	83,019	81,031	81,068	80,865
Accrued interest payable	62,046	88,070	62,327	84,689	80,521
Other liabilities	231,702	210,392	213,000	104,914	95,423

Total liabilities	8,492,017	8,490,362	8,328,418	7,915,091	7,663,109

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 146,387,021, 145,058,429, 140,199,105, 140,058,421 and 139,273,399 outstanding, respectively	1,464	1,451	1,402	1,401	1,393
Additional paid-in capital	4,846,003	4,771,659	4,417,162	4,424,711	4,394,435
Earnings (dividends) in excess of dividends (earnings)	(69,537)	(56,479)	(24,763)	58,051	70,426
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(17,294)	(17,867)	(18,436)	(19,530)	(20,155)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,757,914	4,696,042	4,372,643	4,461,911	4,443,377

Noncontrolling interests:
Common units of the Operating Partnership	579,211	594,002	592,164	609,454	619,224
Property partnerships	(582)	(585)	(614)	6,728	6,339

Total equity	5,336,543	5,289,459	4,964,193	5,078,093	5,068,940

Total liabilities and equity	$13,884,212	$13,835,473	$13,348,263	$13,048,836	$12,787,701

(1)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million. This amount is fully secured by cash deposits included within the caption “Cash held in escrows.”
(2)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building totaling $270.0 million and (2) a loan from Boston Properties Limited Partnership to the Company’s Value-Added Fund totaling $12.0 million, of which approximately $6.4 million has been advanced to date. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18.
(3)	On May 11, 2011, the Company refinanced at maturity the mortgage loan collateralized by its 601 Lexington Avenue property located in New York City totaling approximately $453.3 million utilizing the proceeds of a draw under its Unsecured Line of Credit, which borrowing was secured by a mortgage on the property and which amount is included in Mortgage Notes Payable.

Boston Properties, Inc.

Second Quarter 2011

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10
Revenue
Rental
Base Rent	$348,474	$339,535	$312,899	$310,459	$305,823
Recoveries from tenants	48,874	45,896	45,189	45,646	44,340
Parking and other	21,101	19,068	16,920	15,850	16,423

Total rental revenue	418,449	404,499	375,008	371,955	366,586
Hotel revenue	8,904	5,948	10,510	8,016	8,371
Development and management services (1)	9,098	7,428	6,964	6,439	18,884

Total revenue	436,451	417,875	392,482	386,410	393,841

Expenses
Operating	82,981	79,208	70,807	71,100	68,039
Real estate taxes	61,894	60,763	54,577	56,941	55,245
Hotel operating	6,281	5,739	7,602	6,194	6,089
General and administrative (2) (3)	20,069	24,643	17,121	18,067	17,648
Acquisition costs (4)	13	72	721	1,893	—
Depreciation and amortization	111,080	109,428	92,763	81,133	81,400

Total expenses	282,318	279,853	243,591	235,328	228,421

Operating income	154,133	138,022	148,891	151,082	165,420
Other income (expense)
Income from unconsolidated joint ventures	8,882	7,976	9,834	11,565	7,465
Interest and other income	1,953	974	1,691	1,814	2,117
Gains (losses) from investments in securities (2)	6	373	682	731	(678)
Interest expense (5) (6)	(95,236)	(99,151)	(92,192)	(97,103)	(96,755)
Losses from early extinguishments of debt (7)	—	—	(81,662)	—	(6,051)

Income (loss) from continuing operations	69,738	48,194	(12,756)	68,089	71,518
Gains on sales of real estate (1)	—	—	—		969

Net income (loss)	69,738	48,194	(12,756)	68,089	72,487
Net income (loss) attributable to noncontrolling interests
Noncontrolling interests in property partnerships	(503)	(529)	(907)	(889)	(864)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(842)	(823)	(795)	(820)	(836)
Noncontrolling interest - common units of the Operating Partnership (8)	(8,179)	(6,029)	1,555	(8,712)	(9,250)
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership (8)	—	—	—	—	(125)

Net income (loss) attributable to Boston Properties, Inc.	$60,214	$40,813	$(12,903)	$57,668	$61,412

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.41	$0.29	$(0.09)	$0.41	$0.44

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.41	$0.29	$(0.09)	$0.41	$0.44

(1)	During the three months ended June 30, 2010, the Company satisfied the requirements of its master lease agreement related to the 2006 sale of 280 Park Avenue in New York City, resulting in the recognition of the remaining deferred gain on sale of real estate totaling approximately $1.0 million. In conjunction with the satisfaction of the master lease agreement, the property management and leasing agreement entered into with the seller at the time of the sale was terminated, resulting in the recognition of deferred management fees totaling approximately $12.2 million.
(2)	Gains (losses) from investments in securities includes $6, $373, $682, $731 and $(678) and general and administrative expense includes $(23), $(425), $(636), $(521) amd $675 for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2011, general and administrative expense includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(4)	Beginning January 1, 2009, the Company is required to expense costs incurred during the period that are associated with the acquisitions and pending acquisitions of real estate, such as legal, due diligence and other closing related costs, in accordance with ASC 805 “Business Combinations” (formerly known as SFAS No. 141(R)).
(5)	Interest expense is reported net of capitalized interest of $11,958, $11,239, $14,569, $9,302 and $9,023 for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(6)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(7)	During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on early extinguishment of approximately $6.1 million. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(8)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 11.61%, 12.33%, 12.54%, 12.73% and 12.87% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

Boston Properties, Inc.

Second Quarter 2011

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10

Net income (loss) attributable to Boston Properties, Inc.	$60,214	$40,813	$(12,903)	$57,668	$61,412
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	—	—	—	—	125
Noncontrolling interest - common units of the Operating Partnership	8,179	6,029	(1,555)	8,712	9,250
Noncontrolling interest - redeemable preferred units of the Operating Partnership	842	823	795	820	836
Noncontrolling interests in property partnerships	503	529	907	889	864
Less:
Gains on sales of real estate	—	—	—	—	969

Income (loss) from continuing operations	69,738	48,194	(12,756)	68,089	71,518
Add:
Real estate depreciation and amortization (1)	137,495	136,104	118,573	107,300	111,055
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures (2)	—	—	572	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	966	993	1,686	1,724	1,697
Noncontrolling interest - redeemable preferred units of the Operating Partnership	842	823	795	820	836

Funds from operations (FFO) attributable to the Operating Partnership	205,425	182,482	102,764	172,845	180,040
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	23,856	22,502	12,886	21,998	23,170

FFO attributable to Boston Properties, Inc. (3)	$181,569	$159,980	$89,878	$150,847	$156,870

FFO per share - basic	$1.24	$1.13	$0.64	$1.08	$1.13

Weighted average shares outstanding - basic	145,864	142,095	140,105	139,595	139,113

FFO per share - diluted	$1.23	$1.12	$0.64	$1.07	$1.12

Weighted average shares outstanding - diluted	148,156	143,965	142,059	141,654	141,287

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $111,080, $109,428, $92,763, $81,133 and $81,400, our share of unconsolidated joint venture real estate depreciation and amortization of $26,680, $27,065, $26,206, $26,602 and $30,124 less corporate related depreciation of $265, $389, $396, $435 and $469 for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(2)	For the three months ended December 31, 2010, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of real estate from the sale of the Company’s 5.00% equity interest in the unconsolidated joint venture entity that owns the retail portion of the Wisconsin Place mixed-use property for approximately $1.4 million of cash.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 was 88.39%, 87.67%, 87.46%, 87.27% and 87.13%, respectively.

Boston Properties, Inc.

Second Quarter 2011

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$205,425	165,029	$182,482	162,082	$102,764	160,191	$172,845	159,952	$180,040	159,660
Effect of Dilutive Securities
Convertible Preferred Units	842	1,461	823	1,461	795	1,461	820	1,461	836	1,461
Stock based compensation and exchangeable notes	—	831	—	409	—	493	—	598	—	713

Diluted FFO	$206,267	167,321	$183,305	163,952	$103,559	162,145	$173,665	162,011	$180,876	161,834

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	23,625	19,165	22,346	19,987	12,829	20,086	21,822	20,357	22,965	20,547

Company’s share of diluted FFO (1)	$182,642	148,156	$160,959	143,965	$90,730	142,059	$151,843	141,654	$157,911	141,287

FFO per share - basic	$1.24		$1.13		$0.64		$1.08		$1.13

FFO per share - diluted	$1.23		$1.12		$0.64		$1.07		$1.12

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 was 88.55%, 87.81%, 87.61%, 87.43% and 87.30%, respectively.

Boston Properties, Inc.

Second Quarter 2011

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10
Basic FFO (see page 9)	$205,425	$182,482	$102,764	$172,845	$180,040
2nd generation tenant improvements and leasing commissions	(16,639)	(33,881)	(23,095)	(31,154)	(26,451)
Straight-line rent (1)	(24,571)	(21,073)	(20,082)	(22,861)	(27,038)
Recurring capital expenditures	(2,785)	(1,130)	(7,878)	(3,070)	(1,996)
Fair value interest adjustment (1)	(208)	45	1,394	1,196	1,552
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,657	9,505	9,486	9,453	9,263
Fair value lease revenue (1) (2)	(20,537)	(20,761)	(18,875)	(19,368)	(19,748)
Hotel improvements, equipment upgrades and replacements	(1,478)	(494)	(1,542)	(231)	(182)
Straight-line ground rent expense adjustment	682	—	—	—	—
Non real estate depreciation	265	389	396	435	469
Stock-based compensation (3)	5,909	11,856	6,127	6,380	6,334
Losses from early extinguishments of debt	—	—	81,662	—	6,051
Non-cash termination income (including fair value lease amounts)	—	—	—	—	(849)
Non-cash income from termination of management agreement	—	—	—	—	(12,212)
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	1,175	844	3,115	472	6,596

Funds available for distribution to common shareholders and common unitholders (FAD)	$156,895	$127,782	$133,472	$114,097	$121,829

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10
Excluding Capitalized Interest
Income from continuing operations	$69,738	$48,194	$(12,756)	$68,089	$71,518
Interest expense	95,236	99,151	92,192	97,103	96,755
Depreciation and amortization expense	111,080	109,428	92,763	81,133	81,400
Depreciation and amortization expense from unconsolidated joint ventures	26,680	27,065	26,206	26,602	30,124
Losses from early extinguishments of debt	—	—	81,662	—	6,051
Non-cash termination income (including fair value lease amounts)	—	—	—	—	(849)
Non-cash income from termination of management agreement	—	—	—	—	(12,212)
Stock-based compensation	5,909	11,856	6,127	6,380	6,334
Straight-line ground rent expense adjustment	682	—	—	—	—
Straight-line rent (1)	(24,571)	(21,073)	(20,082)	(22,861)	(27,038)
Fair value lease revenue (1) (2)	(20,537)	(20,761)	(18,875)	(19,368)	(19,748)

Subtotal	264,217	253,860	247,237	237,078	232,335

Divided by:
Adjusted interest expense (4) (5)	83,495	87,598	80,855	85,504	85,145

Interest Coverage Ratio	3.16	2.90	3.06	2.77	2.73

Including Capitalized Interest
Income from continuing operations	$69,738	$48,194	$(12,756)	$68,089	$71,518
Interest expense	95,236	99,151	92,192	97,103	96,755
Depreciation and amortization expense	111,080	109,428	92,763	81,133	81,400
Depreciation and amortization expense from unconsolidated joint ventures	26,680	27,065	26,206	26,602	30,124
Losses from early extinguishments of debt	—	—	81,662	—	6,051
Non-cash termination income (including fair value lease amounts)	—	—	—	—	(849)
Non-cash income from termination of management agreement	—	—	—	—	(12,212)
Stock-based compensation	5,909	11,856	6,127	6,380	6,334
Straight-line ground rent expense adjustment	682	—	—	—	—
Straight-line rent (1)	(24,571)	(21,073)	(20,082)	(22,861)	(27,038)
Fair value lease revenue (1) (2)	(20,537)	(20,761)	(18,875)	(19,368)	(19,748)

Subtotal	264,217	253,860	247,237	237,078	232,335
Divided by:

Adjusted interest expense (4) (5) (6)	95,453	98,837	95,424	94,806	94,168

Interest Coverage Ratio	2.77	2.57	2.59	2.50	2.47

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended March 31, 2011, stock-based compensation includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,657, $9,505, $9,486, $9,453 and $9,263 for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(5)	Excludes amortization of financing costs of $2,084, $2,048, $1,851, $2,146 and $2,347 for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(6)	Includes capitalized interest of $11,958, $11,239, $14,569, $9,302 and $9,023 for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

Boston Properties, Inc.

Second Quarter 2011

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal June 30, 2011
Mortgage Notes Payable	$3,152,995
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	3,025,000
Unsecured Exchangeable Senior Notes, at face value	1,823,694

Total Debt	8,001,689
Fair Value Adjustment on Mortgage Notes Payable	28,474
Discount on Unsecured Senior Notes	(8,163)
Discount on Unsecured Exchangeable Senior Notes	(5,892)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(74,465)

Total Consolidated Debt	$7,941,643

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	11/18/2010		4/19/2010		10/9/2009		5/22/2003		3/18/2003		1/17/2003		12/13/2002		Total/Average
Original Principal Amount	$850,000		$700,000		$700,000		$250,000		$300,000		$175,000		$750,000		$3,725,000
Principal Amount at Quarter End	$850,000		$700,000		$700,000		$250,000		$300,000		$42,568		$182,432		$3,025,000
Yield (on issue date)	4.289%		5.708%		5.967%		5.194%		5.693%		6.291%		6.381%		5.56%
Coupon	4.125%		5.625%		5.875%		5.000%		5.625%		6.250%		6.250%		5.44%
Public Offering Price	99.260%		99.891%		99.931%		99.329%		99.898%		99.763%		99.650%		99.66%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	A- (stable	)	A- (stable	)	A- (stable	)	A-(stable	)	A- (stable	)	A-(stable	)	A-(stable	)
Fitch	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Maturity Date	5/15/2021		11/15/2020		10/15/2019		6/1/2015		4/15/2015		1/15/2013		1/15/2013
Discount	$6,109		$718		$419		$659		$119		$20		$119		$8,163

Unsecured Senior Notes, net of discount	$843,891		$699,282		$699,581		$249,341		$299,881		$42,548		$182,313		$3,016,837

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006	Total/Average
Original Principal Amount	$747,500	$862,500	$450,000	$2,060,000
Principal Amount at Quarter End	$747,500	$626,194	$450,000	$1,823,694
Yield (on issue date)	4.037%	3.462%	3.787%	3.778%
GAAP Yield	6.555%	5.630%	5.958%	6.090%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051	7.0430	10.0066
Exchange Price	$135.52 (2)	$141.98	$99.93
Diluted share impact for the current quarter	—	—	100	100
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$3,758	$2,134	$—	$5,892
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$48,590	$8,370	$17,505	$74,465

Unsecured Senior Exchangeable Notes	$695,152	$615,690	$432,495	$1,743,337

Equity

(in thousands)

	Shares/Units Outstanding as of 6/30/11	Common Stock Equivalents		Equivalent Value (3)
Common Stock	146,387	146,387	(4)	$15,540,444
Common Operating Partnership Units	19,433	19,433	(5)	$2,063,007
Series Two Preferred Operating Partnership Units	1,113	1,461		$155,100

Total Equity		167,281		$17,758,551

Total Consolidated Debt				$7,941,643

Total Consolidated Market Capitalization				$25,700,194

BXP’s share of Joint Venture Debt				$1,534,029	(6)
Total Combined Debt (7)				$9,475,672

Total Combined Market Capitalization (8)				$27,234,223

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of June 30, 2011, the exchange price was $135.52 per share.
(3)	Values based on June 30, 2011 closing price of $106.16 per share of common stock.
(4)	Includes 99 shares of restricted stock.
(5)	Includes 1,621 long-term incentive plan units, but excludes 400 unvested outperformance plan units.
(6)	Excludes the Company’s share ($276,375) of partner loans made to unconsolidated joint ventures.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(8)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Second Quarter 2011

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of June 30, 2011

(in thousands)

	2011	2012	2013	2014	2015	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$267,845	$827	$502,134	$—	$—	$770,806
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$267,845	$827	$502,134	$—	$—	$770,806

Fixed Rate Debt

Mortgage Notes Payable	$7,717	$248,984	$100,462	$76,436	$14,312	$1,934,278	$2,382,189
Fair Value Adjusment	4,680	6,816	4,270	3,962	4,157	4,589	28,474

Mortgage Notes Payable	12,397	255,800	104,732	80,398	18,469	1,938,867	2,410,663

Unsecured Exchangeable Senior Notes, net of discount (2)	—	624,060	450,000	743,742	—	—	1,817,802

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(19,783)	(29,192)	(23,052)	(2,438)	—	—	(74,465)

Unsecured Exchangeable Senior Notes	(19,783)	594,868	426,948	741,304	—	—	1,743,337

Unsecured Senior Notes, net of discount	—	—	224,861	—	549,222	2,242,754	3,016,837

Total Fixed Debt	$(7,386)	$850,668	$756,541	$821,702	$567,691	$4,181,621	$7,170,837

Total Consolidated Debt	$(7,386)	$1,118,513	$757,368	$1,323,836	$567,691	$4,181,621	$7,941,643

GAAP Weighted Average Floating Rate Debt	0.00%	0.58%	2.79%	2.14%	0.00%	0.00%	1.60%
GAAP Weighted Average Fixed Rate Debt	5.89%	5.44%	6.09%	6.48%	5.50%	5.44%	5.63%

Total GAAP Weighted Average Rate	5.89%	4.30%	6.08%	4.77%	5.50%	5.44%	5.24%

Total Stated Weighted Average Rate	6.88%	3.58%	4.95%	2.79%	5.42%	5.49%	4.73%

Unsecured Debt

Unsecured Line of Credit - Matures June 24, 2014

(in thousands)

Facility	Outstanding at 06/30/2011		Letters of Credit	Remaining Capacity at 06/30/2011

$ 750,000	$453,306	(3)	$13,848	$282,846

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	59.94%	4.70%	5.63%	5.5	years
Secured Debt	40.06%	4.77%	4.64%	4.4	years

Total Consolidated Debt	100.00%	4.73%	5.24%	5.0	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	9.71%	0.77%	1.60%	2.2	years
Fixed Rate Debt	90.29%	5.16%	5.63%	5.4	years

Total Consolidated Debt	100.00%	4.73%	5.24%	5.0	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).
(3)	This amount is fully secured by 601 Lexington Avenue.

Boston Properties, Inc.

Second Quarter 2011

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of June 30, 2011

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
601 Lexington Avenue	—	—	—	453,306	—	—	453,306	(3)
Embarcadero Center Four	2,306	4,828	5,131	5,452	5,794	348,886	372,397
510 Madison Avenue	—	267,500	—	—	—	—	267,500	(4)
Bay Colony Corporate Center	—	143,900	—	—	—	—	143,900	(2)
505 9th Street	1,044	2,177	2,306	2,441	2,585	116,334	126,887
One Freedom Square	775	65,511	—	—	—	—	66,286	(2)
New Dominion Technology Park, Building Two	—	—	—	63,000	—	—	63,000
Reservoir Place	—	345	827	48,828	—	—	50,000
140 Kendrick Street	540	1,143	47,889	—	—	—	49,572	(2)
New Dominion Technology Park, Building One	940	1,987	2,140	2,304	2,481	38,494	48,346
Kingstowne Two and Retail	778	1,630	1,730	1,837	1,950	29,277	37,202	(2)
Montvale Center	—	25,000	—	—	—	—	25,000	(5)
Sumner Square	441	930	22,896	—	—	—	24,267
Kingstowne One	313	657	17,062	—	—	—	18,032	(2)
University Place	580	1,221	1,308	1,402	1,502	10,787	16,800
Atlantic Wharf	—	—	—	—	—	—	—	(6)

	7,717	516,829	101,289	578,570	14,312	1,934,278	3,152,995

Aggregate Fair Value Adjustments	4,680	6,816	4,270	3,962	4,157	4,589	28,474

	12,397	523,645	105,559	582,532	18,469	1,938,867	3,181,469

Unsecured Exchangeable Senior Notes, net of discount	—	624,060	450,000	743,742	—	—	1,817,802	(7)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(19,783)	(29,192)	(23,052)	(2,438)	—	—	(74,465)

	(19,783)	594,868	426,948	741,304	—	—	1,743,337

Unsecured Senior Notes, net of discount	—	—	224,861	—	549,222	2,242,754	3,016,837
Unsecured Line of Credit	—	—	—	—	—	—	—	(8)

	$(7,386)	$1,118,513	$757,368	$1,323,836	$567,691	$4,181,621	$7,941,643

% of Total Consolidated Debt	-0.09%	14.08%	9.54%	16.67%	7.15%	52.65%	100.00%
Balloon Payments	$—	$1,125,166	$761,113	$1,308,393	$549,222	$4,139,884	$7,883,778
Scheduled Amortization	$12,397	$22,539	$19,307	$17,881	$18,469	$41,737	$132,330

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	On May 11, 2011, the Company refinanced at maturity its mortgage loan collateralized by 601 Lexington Avenue utilizing the proceeds of a draw under the Company’s Unsecured Line of Credit, which borrowing was secured by a mortgage on the property.
(4)	The mortgage is fully secured by cash deposits.
(5)	The Company notified the master servicer of this non-recourse mortgage loan that the cash flows generated from the property were insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and that the Company was not prepared to fund any cash shortfalls. The Company has ceased making debt service payments and is currently in default. The Company is currently accruing interest at the default interest rate of 9.93% per annum. The Company is in discussions with the special servicer, and there can be no assurance as to the timing and ultimate resolution of these discussions.
(6)	As of June 30, 2011, the Company has not drawn any amounts under its $192.5 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions.
(7)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(8)	The Unsecured Line of Credit matures on June 24, 2014.

Boston Properties, Inc.

Second Quarter 2011

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2011 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		June 30, 2011
Total Assets:
Capitalized Property Value (1)		$17,050,596	$17,473,047
Cash and Cash Equivalents (2)		780,584	780,584
Investments in Marketable Securities		9,975	9,975
Undeveloped Land, at Cost		284,115	284,115
Development in Process, at Cost (including Joint Venture %)		1,166,793	1,166,793

Total Assets		$19,292,063	$19,714,514

Unencumbered Assets		$11,535,707	$11,788,709

Secured Debt (Fixed and Variable) (2) (3)		$2,885,495	$2,885,495
Joint Venture Debt		1,534,029	1,534,029
Contingent Liabilities & Letters of Credit		16,275	16,275
Unsecured Debt (4)		4,848,694	4,848,694

Total Outstanding Debt		$9,284,493	$9,284,493

Consolidated EBITDA:
Income (loss) from continuing operations (per Consolidated Income Statement)		$69,738	$69,738
Subtract: Income from unconsolidated joint ventures (per Consolidated Income Statement		(8,882)	(8,882)
Subtract: Gains (losses) from Investments in Securities (per Consolidated Income Statement)		(6)	(6)
Add: Interest Expense (per Consolidated Income Statement)		95,236	95,236
Add: Depreciation and Amortization (per Consolidated Income Statement)		111,080	111,080

EBITDA		267,166	267,166
Add: Company share of unconsolidated joint venture EBITDA		58,396	58,396

Consolidated EBITDA		$325,562	$325,562

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$95,236	$95,236
Add: Company share of unconsolidated joint venture interest expense		23,451	23,451
Less: Amortization of financing costs		(2,084)	(2,084)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$116,603	$116,603

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	48.1%	47.1%
Secured Debt/Total Assets	Less than 50%	22.9%	22.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.79	2.79
Unencumbered Assets/ Unsecured Debt	Greater than 150%	237.9%	243.1%

Unencumbered Consolidated EBITDA		$186,262	$186,262

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.77	2.77

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		57.2%	57.2%

# of unencumbered properties		114	114

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Based on the Company’s covenant definitions, the debt and restricted cash associated with 510 Madison Avenue, which is fully secured by cash deposits, has been excluded.
(3)	Excludes fair value adjustment of $28,474.
(4)	Excludes debt discount of $14,055 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $74,465.

Boston Properties, Inc.

Second Quarter 2011

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	793	1,659	1,763	1,874	1,991	114,360	122,440
Two Grand Central Tower (60%)	700	1,465	1,556	1,652	101,072	—	106,445
Metropolitan Square (51%)	—	—	662	1,187	1,257	86,144	89,250
540 Madison Avenue (60%)	120	240	70,920	—	—	—	71,280	(3)
Market Square North (50%)	—	—	161	993	1,042	62,804	65,000
901 New York Avenue (25%)	357	742	782	823	37,590	—	40,294
Annapolis Junction (50%)	—	210	279	279	279	20,078	21,125	(4)
500 North Capitol (30%)	—	—	6,600	—	—	—	6,600

	1,970	4,316	82,723	6,808	143,231	1,246,986	1,486,034

Aggregate Fair Value Adjustments	3,368	7,102	7,186	7,087	7,612	14,705	47,059

	$5,338	$11,418	$89,909	$13,895	$150,843	$1,261,691	$1,533,093

GAAP Weighted Average Rate	6.00%	5.81%	6.65%	5.62%	5.84%	6.38%	6.34%
% of Total Debt	0.35%	0.74%	5.86%	0.91%	9.84%	82.30%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	1.87%	2.87%	3.07%	5.6	years
Fixed Rate Debt	98.13%	5.86%	6.40%	6.3	years

Total Debt	100.00%	5.80%	6.34%	6.3	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Loan has one, three-year extension option subject to certain conditions.

Boston Properties, Inc.

Second Quarter 2011

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2011

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	500 North Capitol Street (2)	Subtotal	Value- Added Fund (3)(4)		Total Unconsolidated Joint Ventures
Investment (5)	$662,336	(6)	$114,674	$96,278	$68,093	$(12,184)	$12,867	$(1,479)	$52,215	$20,267	$10,365	$2,497	$1,025,929	$22,948		$1,048,877
Note Receivable	270,000	(6)	—	—	—	—	—	—	—	—	—	—	270,000	6,375	(10)	276,375

Net Equity (5)	$392,336		$114,674	$96,278	$68,093	$(12,184)	$12,867	$(1,479)	$52,215	$20,267	$10,365	$2,497	$755,929	$16,573		$772,502

Mortgage/Construction loans payable (5) (7)	$963,600		$122,440	$106,445	$71,280	$65,000	$89,250	$40,294	$—	$21,125	$—	$6,600	$1,486,034	$47,995		$1,534,029

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2011

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)		Eighth Avenue and 46th Street (2)	500 North Capitol Street (2)	Subtotal	Value- Added Fund (3)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$55,878	$9,881	$7,323	$7,203	$4,835	$8,734	$8,153		$1,120	$4,052		$—	$15	$107,194	$4,512		$111,706
Straight-line rent	1,948	1,240	303	168	139	135	195		—		(1)	—	—	4,127	(91)		4,036
Fair value lease revenue	26,848	622	1,022	453	—	—	—		—	—		—	—	28,945	277		29,222
Termination Income	—	—	—	—	—	—	—		—	—		—	—	—	23		23

Total revenue	84,674	11,743	8,648	7,824	4,974	8,869	8,348		1,120	4,051		—	15	140,266	4,721		144,987

EXPENSES
Operating	20,314	3,231	3,709	2,771	2,059	3,217	3,200		706	1,355		213	(71)	40,704	1,568		42,272

NET OPERATING INCOME	64,360	8,512	4,939	5,053	2,915	5,652	5,148		414	2,696		(213)	86	99,562	3,153		102,715

Interest	26,227	3,133	2,689	1,914	1,597	2,541	2,120		—	268		—	—	40,489	840		41,329
Interest other - partner loans	15,678	—	—	—	—	—	—		—	—		—	—	15,678	—		15,678
Depreciation and amortization	29,541	4,188	3,539	2,145	931	1,917	1,365		1,369	1,182		—	30	46,207	2,036		48,243

SUBTOTAL	71,446	7,321	6,228	4,059	2,528	4,458	3,485		1,369	1,450		—	30	102,374	2,876		105,250

NET INCOME/(LOSS)	$(7,086)	$1,191	$(1,289)	$994	$387	$1,194	$1,663		$(955)	$1,246		$(213)	$56	$(2,812)	$277		$(2,535)

BXP’s share of net income/(loss)	$(4,252)	$715	$(773)	$596	$194	$609	$866	(8)	$(320)	$38	(8)	$(107)	$17	$(2,418)	$119	(4)(8)	$(2,297)
Basis differential (9)	—	472	809	289	—	—	—		—	—		—	—	1,569	205	(4)	1,774
Elimination of inter-entity interest on partner loan	9,407	—	—	—	—	—	—		—	—		—	—	9,407	—		9,407

Income/(loss) from unconsolidated joint ventures	$5,155	$1,186	$35	$885	$194	$609	$866	(8)	$(320)	$38		$(107)	$17	$8,558	$324	(4)	$8,882

BXP’s share of depreciation & amortization	17,725	2,124	1,568	1,071	465	978	535	(8)	458	1,139	(8)	—	9	26,072	608	(4)(8)	26,680

BXP’s share of Funds from Operations (FFO)	$22,880	$3,310	$1,603	$1,956	$659	$1,587	$1,401		$138	$1,177		$(107)	$26	$34,630	$932	(4)	$35,562

BXP’s share of net operating income/(loss)	$38,616	$5,189	$3,217	$3,104	$1,458	$2,883	$1,287		$138	$1,348		$(107)	$26	$57,158	$1,247	(4)	$58,405

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(2)	Property is currently not in service (i.e., under construction or undeveloped land). One of four land parcels of Annapolis Junction are undeveloped land. 500 North Capitol Street was taken out of service for re-development on March 28, 2011.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(4)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(7)	Excludes fair value adjustments.
(8)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(9)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(10)	The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014.

Boston Properties, Inc.

Second Quarter 2011

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$8.95	$1,875	(3)
Mountain View Research Park, Mountain View, CA	16	600,449	78.8%	31.57	36,358	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	62.9%	21.65	9,762	(5)

Total	24	846,610	79.1%	$26.58	$47,995

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2011

Value-Added Fund
REVENUE
Rental	$4,535
Straight-line rent	(91)
Fair value lease revenue	277

Total revenue	4,721

EXPENSES
Operating	1,568

SUBTOTAL	3,153

Interest	840
Depreciation and amortization	2,036

SUBTOTAL	2,876

NET INCOME	$277

BXP’s share of net income	$119
Basis differential (6)	205

Income from Value-Added Fund	$324
BXP’s share of depreciation & amortization	608

BXP’s share of Funds from Operations (FFO)	$932

The Company’s Equity in the Value-Added Fund	$16,573

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% per annum and matures on January 1, 2016.
(4)	On June 28, 2011, the mortgage loan was modified to a new mortgage loan totaling $92.0 million. The new mortgage loan bears interest at a variable rate of LIBOR plus 2.50% and matures on May 31, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $12.0 million, of which approximately $6.4 million has been advanced to date. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund.
(5)	On June 29, 2011, the maturity date was extended to November 15, 2011. The mortgage bears interest at a variable rate of LIBOR plus 1.50%.
(6)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

Second Quarter 2011

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended June 30, 2011 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	11,199,221		25.4%	835,600	1.6%	12,034,821		31.4%	0.8%	27.8%
Greater Washington	9,202,915	(5)	20.6%	756,325	0.9%	9,959,240	(5)	25.9%	—	21.5%
Midtown Manhattan	8,952,324	(6)	38.0%	—	—	8,952,324	(6)	23.3%	—	38.0%
Princeton/East Brunswick, NJ	2,453,570		2.5%	—	—	2,453,570		6.4%	—	2.5%
Greater San Francisco	4,980,920		10.2%	—	—	4,980,920		13.0%	—	10.2%

	36,788,950		96.7%	1,591,925	2.5%	38,380,875		100.0%	0.8%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)				Hotel Properties

Geographic Area	CBD	Suburban	Total	Hotel Properties	Number of Rooms	Square Feet
				Cambridge Center Marriott, Cambridge, MA	433	330,400

Greater Boston	21.5%	6.3%	27.8%	Total Hotel Properties	433	330,400

Greater Washington	8.6%	12.9%	21.5%
Midtown Manhattan	38.0%	—	38.0%	Structured Parking
Princeton/East Brunswick, NJ	—	2.5%	2.5%
Greater San Francisco	8.5%	1.7%	10.2%		Number of Spaces	Square Feet

Total	76.6%	23.4%	100.0%	Total Structured Parking	43,539	14,689,063

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 403,841 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company and 117,599 square feet at Annapolis Junction which is 50% owned by the Company.
(6)	Includes 1,803,465 square feet at the General Motors Building, 581,267 square feet at 125 West 55th Street, 649,934 square feet at Two Grand Central Tower and 288,945 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.

Boston Properties, Inc.

Second Quarter 2011

In-Service Property Listing

as of June 30, 2011

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Boston
Office
(2)	John Hancock Tower	CBD Boston MA	1	1,693,553	97.7%	$51.62	Y	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,226,475	91.8%	48.87	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,641	94.2%	60.76	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	41.45	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	511,737	99.2%	70.25	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.49	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,573	92.3%	41.02	N	CBD
	Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	25.79	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,131	58.6%	43.02	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.08	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.81	N	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	43.95	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.76	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.75	Y	CBD
(2)	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	966,425	64.5%	32.94	Y	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	82.8%	31.97	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.20	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	30.17	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	297,550	99.2%	33.44	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.20	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	28.4%	17.39	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.31	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	256,210	68.9%	32.31	N	S
(2)	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	45.66	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	82.9%	28.87	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,097	86.4%	24.47	N	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	27.40	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	26.18	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	60.4%	27.17	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	35.14	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	35.00	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	43.7%	40.09	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,745	79.7%	27.27	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.09	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	60.4%	31.64	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.14	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	72.3%	21.77	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.81	N	S

			46	11,199,221	90.1%	$43.13

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$84.35	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.68	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	8.50	N	S
	Bedford Business Park	Route 128 Northwest MA	2	380,594	69.8%	19.92	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	835,600	75.4%	$43.16

	Total Greater Boston:		53	12,034,821	89.1%	$43.13

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2011

In-Service Property Listing (continued)

as of June 30, 2011

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	622,306	100.0%	$49.16	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.13	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	100.0%	51.87	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.38	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	407,207	83.9%	55.36	Y	CBD
	505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	61.92	Y	CBD
	901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	59.27	Y	CBD
(2)	635 Massachusetts Avenue	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	98.5%	48.43	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	98.3%	56.67	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	93.7%	44.14	Y	CBD
	Annapolis Junction (50% ownership)	Anne Arundel County, MD	1	117,599	95.8%	142.54	Y	S
	Montvale Center	Montgomery County MD	1	123,392	81.3%	27.27	Y	S
	One Preserve Parkway	Montgomery County MD	1	183,734	76.7%	36.21	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	62.3%	35.75	N	S
	Wisconsin Place Office	Montgomery County MD	1	299,186	96.5%	48.43	N	S
	Democracy Tower	Fairfax County VA	1	235,436	100.0%	44.50	N	S
	Kingstowne One	Fairfax County VA	1	151,195	100.0%	37.06	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	38.00	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	32.59	Y	S
	One Freedom Square	Fairfax County VA	1	422,274	96.0%	41.87	Y	S
	Two Freedom Square	Fairfax County VA	1	421,142	96.7%	42.60	N	S
	One Reston Overlook	Fairfax County VA	1	317,614	58.8%	32.07	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	98.3%	31.68	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	43.07	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.17	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	38.96	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	34.57	N	S
	South of Market	Fairfax County VA	3	647,682	99.8%	46.90	N	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.07	N	S
(2)	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	44.99	N	S
(2)	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	45.15	N	S

			36	9,202,915	95.6%	$46.56

Office/Technical
(2)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.91	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.06	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	22.91	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.20	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.00	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.83	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.85	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.00	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.20	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.48	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	28.29	N	S

			12	756,325	100.0%	$19.39

	Total Greater Washington:		48	9,959,240	95.9%	$44.40

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2011

In-Service Property Listing (continued)

as of June 30, 2011

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	96.7%	$80.37	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,630,188	98.0%	85.19	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,707,476	98.8%	80.87	N	CBD
Times Square Tower	Times Square NY	1	1,245,921	97.0%	72.69	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,803,465	98.9%	116.58	Y	CBD
540 Madison Avenue (60% ownership)	Plaza District NY	1	288,945	95.6%	100.63	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	581,267	100.0%	67.04	Y	CBD
Two Grand Central Tower (60% ownership)	Grand Central District NY	1	649,934	76.6%	57.12	Y	CBD

	Total Midtown Manhattan:	8	8,952,324	96.5%	$86.19

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$28.82	N	S
104 Carnegie Center	Princeton NJ	1	102,830	87.2%	32.39	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.4%	27.85	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.48	N	S
202 Carnegie Center	Princeton NJ	1	130,582	89.5%	32.87	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.40	N	S
210 Carnegie Center	Princeton NJ	1	162,368	92.8%	37.08	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.34	N	S
212 Carnegie Center	Princeton NJ	1	150,395	64.0%	33.81	N	S
214 Carnegie Center	Princeton NJ	1	150,774	75.1%	32.63	N	S
302 Carnegie Center	Princeton NJ	1	64,926	65.1%	29.61	N	S
502 Carnegie Center	Princeton NJ	1	118,120	83.5%	35.14	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.01	N	S
506 Carnegie Center	Princeton NJ	1	145,213	100.0%	33.77	N	S
508 Carnegie Center	Princeton NJ	1	128,662	57.8%	32.62	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.11	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.89	N	S

		16	2,038,922	86.6%	$32.60

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$30.63	N	S

		1	414,648	47.2%	$30.63

	Total Princeton/East Brunswick, NJ:	17	2,453,570	79.9%	$32.40

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	84.7%	$46.79	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	96.7%	51.39	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	93.3%	43.48	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,782	96.0%	63.12	Y	CBD

		4	3,325,359	92.7%	$51.84

611 Gateway	South San Francisco CA	1	256,302	100.0%	$35.10	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	96.2%	33.45	N	S
303 Almaden	San Jose CA	1	158,499	90.8%	35.69	N	CBD
(2) North First Business Park	San Jose CA	5	190,636	75.8%	15.94	N	S
3200 Zanker Road	San Jose CA	4	543,900	52.0%	15.00	N	S

		13	1,655,561	79.4%	$28.12

	Total Greater San Francisco:	17	4,980,920	88.3%	$44.72

	Total In-Service Properties:	143	38,380,875	91.9%	$53.63

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2011

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,903,359	(1)	4.86%
2	Citibank	1,052,219	(2)	2.69%
3	Lockheed Martin	1,029,935		2.63%
4	Genentech	640,271		1.63%
5	Kirkland & Ellis	639,683	(3)	1.63%
6	Biogen Idec	592,885		1.51%
7	Ropes & Gray	528,931		1.35%
8	O’Melveny & Myers	511,659		1.31%
9	Bain Capital	476,653		1.22%
10	Shearman & Sterling	472,808		1.21%
11	Manufacturers Investment (Manulife)	469,050		1.20%
12	Wellington Management	465,116		1.19%
13	Weil Gotshal Manges	444,982	(4)	1.14%
14	State Street Bank and Trust	408,552		1.04%
15	Microsoft	400,278		1.02%
16	Parametric Technology	380,987		0.97%
17	Finnegan Henderson Farabow	362,405	(5)	0.93%
18	Ann Taylor	338,942		0.87%
19	Oracle	314,773	(6)	0.80%
20	Accenture	310,312		0.79%

	Total % of Portfolio Square Feet			29.98%
	Total % of Portfolio Revenue			31.45%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Defense Intelligence Agency (US Government)	12300 & 12310 Sunrise Valley	523,000
Massachusetts Financial Services (MFS)	111 Huntington Avenue	279,000
Zoll Medical	Quorum Office Park	220,738
Hunton & Williams LLP	2200 Pennsylvania Avenue	189,806
McDermott Will & Emery	500 North Capitol	171,000	(8)
Morrison & Foerster	250 West 55th Street	184,000
Biogen Idec	17 Cambridge Center	190,000

(1)	Includes 36,126, 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 60%, 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	All space is in a property in which Boston Properties has a 60% interest.
(5)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	Includes 21,200 square feet of space in a property in which Boston Properties has a 60% interest.
(7)	Represents leases signed with occupancy commencing in the future.
(8)	All space is in a property in which Boston Properties has a 30% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2011	1,375,818	$64,148,392	$46.63	$64,323,335	$46.75	3.91%
2012	2,545,890	128,482,137	50.47	129,219,738	50.76	7.24%
2013	1,790,164	76,626,323	42.80	77,609,697	43.35	5.09%
2014	3,505,131	144,043,545	41.10	153,383,495	43.76	9.97%
2015	3,166,854	157,222,143	49.65	167,250,193	52.81	9.01%
2016	3,115,043	153,460,516	49.26	161,238,155	51.76	8.86%
2017	3,329,319	219,309,356	65.87	239,470,500	71.93	9.47%
2018	821,711	54,760,036	66.64	60,375,684	73.48	2.34%
2019	2,707,562	156,956,251	57.97	172,131,027	63.57	7.70%
2020	3,039,167	179,504,184	59.06	199,214,619	65.55	8.65%
Thereafter	7,478,714	436,605,403	58.38	522,734,364	69.90	21.27%

Occupancy By Location (5)

	CBD		Suburban		Total
Location	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10

Greater Boston	95.3%	93.4%	83.5%	86.1%	90.1%	90.0%
Greater Washington	97.7%	98.4%	94.0%	96.1%	95.6%	97.1%
Midtown Manhattan	96.5%	97.1%	n/a	n/a	96.5%	97.1%
Princeton/East Brunswick, NJ	n/a	n/a	79.9%	81.8%	79.9%	81.8%
Greater San Francisco	92.6%	89.9%	78.2%	94.7%	88.3%	91.3%

Total Portfolio	95.8%	95.3%	86.3%	90.3%	92.1%	93.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 759,772 square feet of leased premises in properties under development.
(5)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	127,376	$1,968,768	$15.46	$1,968,768	$15.46	8.00%
2012	117,997	2,356,827	19.97	2,409,621	20.42	7.41%
2013	7,479	148,998	19.92	152,025	20.33	0.47%
2014	325,382	6,388,212	19.63	6,568,936	20.19	20.44%
2015	166,224	3,963,741	23.85	4,028,159	24.23	10.44%
2016	225,532	19,104,955	84.71	19,104,955	84.71	14.17%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	263,457	5,038,655	19.13	5,038,655	19.13	16.55%
Thereafter	137,321	2,027,370	14.76	2,754,160	20.06	8.63%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10

Greater Boston	100.0%	100.0%	61.8%	56.8%	75.4%	72.3%
Greater Washington	n/a	n/a	100.0%	98.1%	100.0%	98.1%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	84.1%	81.0%	87.1%	84.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)(4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2011	42,006	$2,887,333	$68.74	$2,917,333	$69.45	2.57%
2012	57,916	4,425,616	76.41	4,501,113	77.72	3.54%
2013	79,962	6,416,921	80.25	6,475,907	80.99	4.89%
2014	53,907	5,318,599	98.66	5,519,756	102.39	3.30%
2015	146,620	13,474,690	91.90	14,400,588	98.22	8.97%
2016	176,627	21,859,907	123.76	22,852,727	129.38	10.80%
2017	144,057	10,959,839	76.08	18,362,197	127.46	8.81%
2018	234,912	10,419,797	44.36	11,012,314	46.88	14.37%
2019	56,337	4,096,718	72.72	4,630,112	82.19	3.45%
2020	87,963	4,653,286	52.90	5,431,608	61.75	5.38%
Thereafter	554,461	33,777,791	60.92	41,622,865	75.07	33.92%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 14,695 square feet of leased premises in properties under development.

Boston Properties, Inc.

Second Quarter 2011

GRAND TOTAL OF ALL IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2011	1,545,200	$69,004,493	$44.66	$69,209,436	$44.79	4.0%
2012	2,721,803	135,264,581	49.70	136,130,472	50.01	7.1%
2013	1,877,605	83,192,242	44.31	84,237,628	44.86	4.9%
2014	3,884,420	155,750,356	40.10	165,472,187	42.60	10.1%
2015	3,479,698	174,660,575	50.19	185,678,939	53.36	9.1%
2016	3,517,202	194,425,379	55.28	203,195,837	57.77	9.2%
2017	3,473,376	230,269,195	66.30	257,832,697	74.23	9.0%
2018	1,056,623	65,179,834	61.69	71,387,998	67.56	2.8%
2019	2,763,899	161,052,969	58.27	176,761,139	63.95	7.2%
2020	3,390,587	189,196,126	55.80	209,684,882	61.84	8.8%
Thereafter	8,170,496	472,410,564	57.82	567,111,389	69.41	21.3%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10

Greater Boston	95.5%	93.8%	81.4%	82.6%	89.1%	88.4%
Greater Washington	97.7%	98.4%	94.8%	96.4%	95.9%	97.2%
Midtown Manhattan	96.5%	97.1%	n/a	n/a	96.5%	97.1%
Princeton/East Brunswick, NJ	n/a	n/a	79.9%	81.8%	79.9%	81.8%
Greater San Francisco	92.6%	89.9%	78.2%	94.7%	88.3%	91.3%

Total Portfolio	95.8%	95.4%	86.1%	89.5%	91.9%	93.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 774,467 square feet of leased premises in properties under development.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3) (4)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	310,797	$9,099,313	$29.28	$9,235,591	$29.72		36,528	$310,552	$8.50	$310,552	$8.50
2012	770,044	28,250,912	36.69	28,470,188	36.97		—	—	—	—	—
2013	732,175	32,327,721	44.15	32,604,586	44.53		—	—	—	—	—
2014	1,125,478	42,964,783	38.17	44,712,688	39.73		97,362	2,120,067	21.78	2,120,067	21.78
2015	1,457,368	62,770,504	43.07	65,300,982	44.81		—	—	—	—	—
2016	748,958	26,708,882	35.66	29,265,193	39.07		225,532	19,104,955	84.71	19,104,955	84.71
2017	451,256	18,548,805	41.10	20,625,195	45.71		—	—	—	—	—
2018	204,522	9,666,436	47.26	10,613,214	51.89		—	—	—	—	—
2019	633,550	28,236,553	44.57	30,640,788	48.36		—	—	—	—	—
2020	212,859	9,464,467	44.46	10,450,406	49.10		183,486	3,771,115	20.55	3,771,115	20.55
Thereafter	3,165,499	152,249,677	48.10	179,142,748	56.59		80,000	1,677,024	20.96	1,837,024	22.96

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	13,220	$2,074,480	$156.92	$2,104,480	$159.19	(5)	360,545	$11,484,345	$31.85	$11,650,623	$32.31
2012	13,061	2,100,584	160.83	2,049,384	156.91		783,105	30,351,495	38.76	30,519,572	38.97
2013	31,392	3,650,236	116.28	3,642,636	116.04		763,567	35,977,958	47.12	36,247,223	47.47
2014	16,497	2,481,538	150.42	2,529,932	153.36		1,239,337	47,566,388	38.38	49,362,687	39.83
2015	73,046	5,535,024	75.77	5,555,314	76.05		1,530,414	68,305,528	44.63	70,856,296	46.30
2016	15,845	1,900,434	119.94	1,966,307	124.10		990,335	47,714,271	48.18	50,336,455	50.83	(6)
2017	44,699	2,700,811	60.42	2,867,296	64.15		495,955	21,249,617	42.85	23,492,492	47.37
2018	173,845	7,178,973	41.30	7,426,313	42.72		378,367	16,845,409	44.52	18,039,526	47.68
2019	16,885	2,180,068	129.11	2,414,241	142.98		650,435	30,416,621	46.76	33,055,029	50.82
2020	52,089	2,993,249	57.46	3,474,013	66.69		448,434	16,228,831	36.19	17,695,533	39.46
Thereafter	276,690	10,459,967	37.80	11,978,761	43.29		3,522,189	164,386,668	46.67	192,958,533	54.78

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 528,407 square feet of leased premises in properties under development.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $93.33 per square foot and $93.33 per square foot, respectively, in 2011.
(6)	Includes 225,532 square feet of research/laboratory space, excluding the research/laboratory space current and future expiring rents would be $37.73 per square foot and $40.63 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE							OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	52,287	1,367,097	26.15	1,367,097	26.15	(4)	—	—	—	—	—
Q3 2011	138,134	4,485,381	32.47	4,621,659	33.46		36,528	310,552	8.50	310,552	8.50
Q4 2011	120,376	3,246,835	26.97	3,246,835	26.97		—	—	—	—	—

Total 2011	310,797	$9,099,313	$29.28	$9,235,591	$29.72		36,528	$310,552.32	$8.50	$310,552.32	$8.50

Q1 2012	185,641	$7,200,383	$38.79	$7,290,182	$39.27		—	$—	$—	$—	$—
Q2 2012	193,132	6,828,639	35.36	6,841,510	35.42		—	—	—	—	—
Q3 2012	124,794	3,994,300	32.01	4,054,435	32.49		—	—	—	—	—
Q4 2012	266,477	10,227,590	38.38	10,284,062	38.59		—	—	—	—	—

Total 2012	770,044	$28,250,912	$36.69	$28,470,188	$36.97		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		52,287	1,367,097	26.15	1,367,097	26.15	(4)
Q3 2011	1,760	785,882	446.52	785,882	446.52		176,422	5,581,815	31.64	5,718,093	32.41
Q4 2011	11,460	1,288,598	112.44	1,318,598	115.06		131,836	4,535,433	34.40	4,565,433	34.63

Total 2011	13,220	$2,074,480	$156.92	$2,104,480	$159.19	(5)	360,545	$11,484,345	$31.85	$11,650,623	$32.31

Q1 2012	10,470	$1,731,327	$165.36	$1,680,127	$160.47		196,111	$8,931,709	$45.54	$8,970,308	$45.74
Q2 2012	801	59,200	73.91	59,200	73.91		193,933	6,887,839	35.52	6,900,710	35.58
Q30 2012	—	—	—	—	—		124,794	3,994,300	32.01	4,054,435	32.49
Q4 2012	1,790	310,057	173.22	310,057	173.22		268,267	10,537,647	39.28	10,594,119	39.49

Total 2012	13,061	$2,100,584	$160.83	$2,049,384	$156.91		783,105	$30,351,495	$38.76	$30,519,572	$38.97

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 6/30/2011
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $93.33 per square foot and $93.33 per square foot, respectively, in 2011.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE WASHINGTON REGION PROPERTIES

Lease Expirations - Washington Region (1) (2) (3) (4)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	404,240	$17,941,037	$44.38	$17,941,037	$44.38	(6)	90,848	$1,658,216	$18.25	$1,658,216	$18.25
2012	1,087,516	53,634,200	49.32	54,006,223	49.66	(5)(7)	117,997	2,356,827	19.97	2,409,621	20.42
2013	176,073	9,299,068	52.81	9,513,688	54.03	(5)	7,479	148,998	19.92	152,025	20.33
2014	1,045,211	41,350,679	39.56	48,760,644	46.65		228,020	4,268,145	18.72	4,448,869	19.51
2015	637,441	29,664,394	46.54	32,053,590	50.28		166,224	3,963,741	23.85	4,028,159	24.23
2016	557,934	21,633,334	38.77	24,318,577	43.59		—	—	—	—	—
2017	914,321	48,710,843	53.28	52,070,963	56.95		—	—	—	—	—
2018	343,837	17,256,024	50.19	20,096,088	58.45		—	—	—	—	—
2019	825,968	39,029,628	47.25	43,682,872	52.89		—	—	—	—	—
2020	1,062,324	45,571,307	42.90	53,895,730	50.73		79,971	1,267,540	15.85	1,267,540	15.85
Thereafter	1,575,881	78,944,070	50.10	99,539,748	63.16		57,321	350,346	6.11	917,136	16.00

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2011	1,334	$7,488	$5.61	$7,488	$5.61		496,422	$19,606,741	$39.50	$19,606,741	$39.50	(6)
2012	5,050	323,666	64.09	329,212	65.19		1,210,563	56,314,693	46.52	56,745,056	46.87	(7)
2013	8,207	417,814	50.91	429,866	52.38		191,759	9,865,881	51.45	10,095,579	52.65
2014	12,053	642,762	53.33	679,433	56.37		1,285,284	46,261,586	35.99	53,888,946	41.93
2015	28,947	1,419,044	49.02	1,491,250	51.52		832,612	35,047,179	42.09	37,572,998	45.13
2016	25,560	1,246,927	48.78	1,343,606	52.57		583,494	22,880,261	39.21	25,662,183	43.98
2017	24,412	1,086,201	44.49	1,163,965	47.68		938,733	49,797,043	53.05	53,234,928	56.71
2018	44,148	2,367,621	53.63	2,643,423	59.88		387,985	19,623,645	50.58	22,739,511	58.61
2019	29,933	1,268,841	42.39	1,433,507	47.89		855,901	40,298,468	47.08	45,116,379	52.71
2020	17,495	780,853	44.63	900,678	51.48		1,159,790	47,619,700	41.06	56,063,948	48.34
Thereafter	159,079	7,274,923	45.73	9,387,086	59.01		1,792,281	86,569,338	48.30	109,843,970	61.29

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 184,730 square feet of leased premises in properties under development.
(5)	Includes 109,829 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $39.73 per square foot and $40.98 per square foot, respectively, for 2012 and $41.45 per square foot and $41.81 per square foot, respectively, for 2013.
(6)	Includes 263,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(7)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE WASHINGTON REGION PROPERTIES

Quarterly Lease Expirations - Washington Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	41,752	1,956,678	46.86	1,956,678	46.86	(4)	—	—	—	—	—
Q3 2011	322,575	14,269,824	44.24	14,269,824	44.24		59,788	979,842	16.39	979,842	16.39
Q4 2011	39,913	1,714,534	42.96	1,714,534	42.96		31,060	678,374	21.84	678,374	21.84

Total 2011	404,240	$17,941,037	$44.38	$17,941,037	$44.38		90,848	$1,658,216	$18.25	$1,658,216	$18.25

Q1 2012	520,301	$21,585,962	$41.49	$21,721,457	$41.75		13,408	$286,790	$21.39	$286,790	$21.39
Q2 2012	378,193	23,642,150	62.51	23,658,246	62.56		—	—	—	—	—
Q3 2012	82,923	3,195,752	38.54	3,220,443	38.84		52,050	994,140	19.10	994,140	19.10
Q4 2012	106,099	5,210,335	49.11	5,406,078	50.95		52,539	1,075,898	20.48	1,128,691	21.48

Total 2012	1,087,516	$53,634,200	$49.32	$54,006,223	$49.66	(5)	117,997	$2,356,827	$19.97	$2,409,621	$20.42

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		41,752	1,956,678	46.86	1,956,678	46.86	(4)
Q3 2011	1,334	7,488	5.61	7,488	5.61		383,697	15,257,154	39.76	15,257,154	39.76
Q4 2011	—	—	—	—	—		70,973	2,392,908	33.72	2,392,908	33.72

Total 2011	1,334	$7,488	$5.61	$7,488	$5.61		496,422	$19,606,741	$39.50	$19,606,741	$39.50	(6)

Q1 2012	585	$21,882	$37.41	$21,882	$37.41		534,294	$21,894,634	$40.98	$22,030,129	$41.23
Q2 2012	—	—	—	—	—		378,193	23,642,150	62.51	23,658,246	62.56
Q3 2012	—	—	—	—	—		134,973	4,189,892	31.04	4,214,582	31.23
Q4 2012	4,465	301,784	67.59	307,330	68.83		163,103	6,588,017	40.39	6,842,099	41.95

Total 2012	5,050	$323,666	$64.09	$329,212	$65.19		1,210,563	$56,314,693	$46.52	$56,745,056	$46.87	(7)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 6/30/2011
(5)	Includes 85,380 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space, current and future expiring rents would be $39.73 per square foot and $40.98 per square foot, respectively, in 2012.
(6)	Includes 263,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(7)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	400,068	$22,922,595	$57.30	$22,922,718	$57.30	—	$—	$—	$—	$—
2012	234,341	11,632,965	49.64	11,697,815	49.92	—	—	—	—	—
2013	511,238	14,292,226	27.96	14,740,012	28.83	—	—	—	—	—
2014	421,692	18,699,860	44.34	18,032,171	42.76	—	—	—	—	—
2015	493,250	19,291,356	39.11	20,729,397	42.03	—	—	—	—	—
2016	1,017,118	43,400,530	42.67	44,824,219	44.07	—	—	—	—	—
2017	291,684	12,567,287	43.09	13,492,320	46.26	—	—	—	—	—
2018	90,123	5,766,564	63.99	5,860,338	65.03	—	—	—	—	—
2019	80,697	3,552,992	44.03	3,875,780	48.03	—	—	—	—	—
2020	455,830	26,431,944	57.99	28,231,202	61.93	—	—	—	—	—
Thereafter	123,377	5,137,462	41.64	6,340,968	51.40	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	25,539	$343,362	$13.44	$343,362	$13.44	425,607	$23,265,957	$54.67	$23,266,080	$54.67
2012	37,501	1,784,797	47.59	1,904,396	50.78	271,842	13,417,762	49.36	13,602,211	50.04
2013	38,681	2,169,748	56.09	2,215,044	57.26	549,919	16,461,973	29.94	16,955,056	30.83
2014	14,339	834,559	58.20	857,077	59.77	436,031	19,534,419	44.80	18,889,248	43.32
2015	34,639	1,929,372	55.70	1,992,726	57.53	527,889	21,220,728	40.20	22,722,123	43.04
2016	31,596	1,519,404	48.09	1,573,799	49.81	1,048,714	44,919,933	42.83	46,398,019	44.24
2017	13,153	697,190	53.01	788,316	59.93	304,837	13,264,477	43.51	14,280,635	46.85
2018	16,919	873,204	51.61	942,579	55.71	107,042	6,639,767	62.03	6,802,916	63.55
2019	5,642	296,952	52.63	345,624	61.26	86,339	3,849,944	44.59	4,221,404	48.89
2020	13,451	461,231	34.29	507,188	37.71	469,281	26,893,175	57.31	28,738,390	61.24
Thereafter	19,423	1,207,718	62.18	1,098,211	56.54	142,800	6,345,180	44.43	7,439,180	52.10

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	5,275	499,330	94.66	499,330	94.66	(4)	—	—	—	—	—
Q3 2011	86,984	7,640,412	87.84	7,640,412	87.84		—	—	—	—	—
Q4 2011	307,809	14,782,853	48.03	14,782,976	48.03		—	—	—	—	—

Total 2011	400,068	$22,922,595	$57.30	$22,922,718	$57.30		—	$—	$—	$—	$—

Q1 2012	49,151	$2,708,962	$55.12	$2,708,962	$55.12		—	$—	$—	$—	$—
Q2 2012	15,368	668,253	43.48	672,796	43.78		—	—	—	—	—
Q3 2012	118,731	5,858,045	49.34	5,876,139	49.49		—	—	—	—	—
Q4 2012	51,091	2,397,705	46.93	2,439,918	47.76		—	—	—	—	—

Total 2012	234,341	$11,632,965	$49.64	$11,697,815	$49.92		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		5,275	499,330	94.66	499,330	94.66	(4)
Q3 2011	180	27,073	150.41	27,073	150.41		87,164	7,667,485	87.97	7,667,485	87.97
Q4 2011	25,359	316,289	12.47	316,289	12.47		333,168	15,099,142	45.32	15,099,265	45.32

Total 2011	25,539	$343,362	$13.44	$343,362	$13.44		425,607	$23,265,957	$54.67	$23,266,080	$54.67

Q1 2012	1,641	$193,003	$117.61	$193,003	$117.61		50,792	$2,901,966	$57.13	$2,901,966	57.13
Q2 2012	5,101	288,859	56.63	315,979	61.94		20,469	957,112	46.76	988,774	48.31
Q3 2012	11,005	852,935	77.50	940,080	85.42		129,736	6,710,980	51.73	6,816,219	52.54
Q4 2012	19,754	450,000	22.78	455,334	23.05		70,845	2,847,705	40.20	2,895,252	40.87

Total 2012	37,501	$1,784,797	$47.59	$1,904,396	$50.78		271,842	$13,417,762	$49.36	$13,602,211	$50.04

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 6/30/2011

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	103,120	$8,733,100	$84.69	$8,784,110	$85.18	—	$—	$—	$—	$—
2012	416,676	33,751,955	81.00	33,834,817	81.20	—	—	—	—	—
2013	143,427	13,018,910	90.77	13,041,433	90.93	—	—	—	—	—
2014	210,809	17,871,059	84.77	18,111,677	85.92	—	—	—	—	—
2015	388,211	39,591,682	101.98	42,959,843	110.66	—	—	—	—	—
2016	719,007	59,396,684	82.61	60,373,711	83.97	—	—	—	—	—
2017	1,509,559	133,935,241	88.72	147,490,016	97.70	—	—	—	—	—
2018	172,326	21,763,003	126.29	23,465,325	136.17	—	—	—	—	—
2019	1,018,587	82,061,279	80.56	88,960,348	87.34	—	—	—	—	—
2020	1,308,154	98,036,465	74.94	106,637,282	81.52	—	—	—	—	—
Thereafter	2,386,875	192,354,440	80.59	228,947,707	95.92	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	1,913	$462,003	$241.51	$462,003	$241.51	105,033	$9,195,103	$87.54	$9,246,113	$88.03
2012	2,304	216,569	94.00	218,122	94.67	418,980	33,968,524	81.07	34,052,939	81.28
2013	1,682	179,122	106.49	188,360	111.99	145,109	13,198,032	90.95	13,229,792	91.17
2014	11,018	1,359,740	123.41	1,453,314	131.90	221,827	19,230,799	86.69	19,564,991	88.20
2015	9,988	4,591,251	459.68	5,361,298	536.77	398,199	44,182,934	110.96	48,321,141	121.35
2016	103,626	17,193,143	165.92	17,969,015	173.40	822,633	76,589,826	93.10	78,342,727	95.23
2017	61,793	6,475,636	104.80	13,542,619	219.16	1,571,352	140,410,877	89.36	161,032,635	102.48
2018	—	—	—	—	—	172,326	21,763,003	126.29	23,465,325	136.17
2019	3,877	350,856	90.50	436,740	112.65	1,022,464	82,412,135	80.60	89,397,087	87.43
2020	4,928	417,954	84.81	549,729	111.55	1,313,082	98,454,419	74.98	107,187,010	81.63
Thereafter	99,269	14,835,183	149.44	19,158,807	193.00	2,486,144	207,189,623	83.34	248,106,514	99.80

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 52,661 square feet of leased premises in properties under development.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE NEW YORK PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	4,786	245,303	51.25	245,303	51.25	(4)	—	—	—	—	—
Q3 2011	41,033	2,740,480	66.79	2,740,480	66.79		—	—	—	—	—
Q4 2011	57,301	5,747,317	100.30	5,798,327	101.19		—	—	—	—	—

Total 2011	103,120	$8,733,100	$84.69	$8,784,110	$85.18		—	$—	$—	$—	$—

Q1 2012	28,130	$1,831,760	$65.12	$1,831,760	$65.12		—	$—	$—	$—	$—
Q2 2012	175,905	11,655,908	66.26	11,738,771	66.73		—	—	—	—	—
Q3 2012	181,887	17,808,730	97.91	17,808,730	97.91		—	—	—	—	—
Q4 2012	30,754	2,455,557	79.85	2,455,557	79.85		—	—	—	—	—

Total 2012	416,676	$33,751,955	$81.00	$33,834,817	$81.20		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		4,786	245,303	51.25	245,303	51.25	(4)
Q3 2011	1,605	438,003	272.90	438,003	272.90		42,638	3,178,483	74.55	3,178,483	74.55
Q4 2011	308	24,000	77.92	24,000	77.92		57,609	5,771,317	100.18	5,822,327	101.07

Total 2011	1,913	$462,003	$241.51	$462,003	$241.51		105,033	$9,195,103	$87.54	$9,246,113	$88.03

Q1 2012	1,300	$114,000	$87.69	$114,000	$87.69		29,430	$1,945,760	$66.11	$1,945,760	$66.11
Q2 2012	243	51,251	210.91	51,251	210.91		176,148	11,707,159	66.46	11,790,022	66.93
Q3 2012	350	24,808	70.88	24,808	70.88		182,237	17,833,538	97.86	17,833,538	97.86
Q4 2012	411	26,511	64.50	28,063	68.28		31,165	2,482,067	79.64	2,483,620	79.69

Total 2012	2,304	$216,569	$94.00	$218,122	$94.67		418,980	$33,968,524	$81.07	$34,052,939	$81.28

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 6/30/2011

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	157,593	$5,452,347	$34.60	$5,439,879	$34.52	—	$—	$—	$—	$—
2012	37,313	1,212,107	32.48	1,210,695	32.45	—	—	—	—	—
2013	227,251	7,688,398	33.83	7,709,978	33.93	—	—	—	—	—
2014	701,941	23,157,164	32.99	23,766,315	33.86	—	—	—	—	—
2015	190,584	5,904,207	30.98	6,206,381	32.57	—	—	—	—	—
2016	72,026	2,321,087	32.23	2,456,454	34.11	—	—	—	—	—
2017	162,499	5,547,181	34.14	5,792,006	35.64	—	—	—	—	—
2018	10,903	308,010	28.25	340,719	31.25	—	—	—	—	—
2019	148,760	4,075,800	27.40	4,971,240	33.42	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	227,082	7,919,754	34.88	8,763,193	38.59	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	157,593	$5,452,347	$34.60	$5,439,879	$34.52
2012	—	—	—	—	—	37,313	1,212,107	32.48	1,210,695	32.45
2013	—	—	—	—	—	227,251	7,688,398	33.83	7,709,978	33.93
2014	—	—	—	—	—	701,941	23,157,164	32.99	23,766,315	33.86
2015	—	—	—	—	—	190,584	5,904,207	30.98	6,206,381	32.57
2016	—	—	—	—	—	72,026	2,321,087	32.23	2,456,454	34.11
2017	—	—	—	—	—	162,499	5,547,181	34.14	5,792,006	35.64
2018	—	—	—	—	—	10,903	308,010	28.25	340,719	31.25
2019	—	—	—	—	—	148,760	4,075,800	27.40	4,971,240	33.42
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	227,082	7,919,754	34.88	8,763,193	38.59
	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2011

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	123,069	4,277,865	34.76	4,265,397	34.66	—	—	—	—	—
Q4 2011	34,524	1,174,482	34.02	1,174,482	34.02	—	—	—	—	—

Total 2011	157,593	$5,452,347	$34.60	$5,439,879	$34.52	—	$—	$—	$—	$—

Q1 2012	5,500	$194,260	$35.32	$194,260	$35.32	—	$—	$—	$—	$—
Q2 2012	21,501	665,621	30.96	665,621	30.96	—	—	—	—	—
Q3 2012	9,436	325,288	34.47	323,876	34.32	—	—	—	—	—
Q4 2012	876	26,937	30.75	26,937	30.75	—	—	—	—	—

Total 2012	37,313	$1,212,107	$32.48	$1,210,695	$32.45	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	123,069	4,277,865	34.76	4,265,397	34.66
Q4 2011	—	—	—	—	—	34,524	1,174,482	34.02	1,174,482	34.02

Total 2011	—	$—	$—	$—	$—	157,593	$5,452,347	$34.60	$5,439,879	$34.52

Q1 2012	—	$—	$—	$—	$—	5,500	$194,260	$35.32	$194,260	$35.32
Q2 2012	—	—	—	—	—	21,501	665,621	30.96	665,621	30.96
Q3 2012	—	—	—	—	—	9,436	325,288	34.47	323,876	34.32
Q4 2012	—	—	—	—	—	876	26,937	30.75	26,937	30.75

Total 2012	—	$—	$—	$—	$—	37,313	$1,212,107	$32.48	$1,210,695	$32.45

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2011

CBD PROPERTIES

Lease Expirations (1) (2) (3) (4)

	Greater Boston						Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	65,621	$4,114,380	$62.70	$4,144,380	$63.16	(5)	37,549	$2,095,548	$55.81	$2,095,548	$55.81
2012	197,910	10,861,359	54.88	10,913,904	55.15		165,239	7,307,380	44.22	7,326,192	44.34
2013	410,223	24,421,702	59.53	24,451,090	59.60		37,315	1,899,358	50.90	1,966,140	52.69
2014	961,939	39,178,520	40.73	40,750,251	42.36		592,106	23,964,372	40.47	30,267,549	51.12
2015	938,749	50,794,989	54.11	51,716,071	55.09		353,926	19,846,399	56.07	21,280,120	60.13
2016	482,111	31,966,287	66.30	32,381,666	67.17	(6)	63,647	3,107,376	48.82	3,408,467	53.55
2017	219,613	12,682,314	57.75	14,481,964	65.94		819,638	44,855,679	54.73	47,439,992	57.88
2018	311,768	14,977,498	48.04	15,758,641	50.55		93,634	5,753,957	61.45	6,483,629	69.24
2019	385,632	19,570,090	50.75	21,240,112	55.08		407,130	22,303,346	54.78	25,935,629	63.70
2020	264,948	12,457,716	47.02	13,924,418	52.56		486,504	22,739,983	46.74	28,178,673	57.92
Thereafter	2,446,278	128,191,327	52.40	154,908,889	63.32		950,127	51,815,165	54.53	66,708,765	70.21

	New York						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	105,033	$9,195,103	$87.54	$9,246,113	$88.03		242,702	$17,930,638	$73.88	$17,930,761	$73.88
2012	418,980	33,968,524	81.07	34,052,939	81.28		233,299	12,081,364	51.78	12,235,453	52.45
2013	145,109	13,198,032	90.95	13,229,792	91.17		237,632	11,479,776	48.31	11,704,101	49.25
2014	221,827	19,230,799	86.69	19,564,991	88.20		276,414	13,932,251	50.40	13,095,540	47.38
2015	398,199	44,182,934	110.96	48,321,141	121.35		285,074	13,369,466	46.90	14,029,884	49.21
2016	822,633	76,589,826	93.10	78,342,727	95.23		910,289	41,386,772	45.47	42,411,821	46.59
2017	1,571,352	140,410,877	89.36	161,032,635	102.48		211,316	10,069,015	47.65	10,465,087	49.52
2018	172,326	21,763,003	126.29	23,465,325	136.17		107,042	6,639,767	62.03	6,802,916	63.55
2019	1,022,464	82,412,135	80.60	89,397,087	87.43		86,339	3,849,944	44.59	4,221,404	48.89
2020	1,313,082	98,454,419	74.98	107,187,010	81.63		469,281	26,893,175	57.31	28,738,390	61.24
Thereafter	2,486,144	207,189,623	83.34	248,106,514	99.80		142,800	6,345,180	44.43	7,439,180	52.10

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 774,467 square feet of leased premised in properties under development.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $48.85 per square foot and $48.85 per square foot, respectively, in 2011.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $51.38 per square foot and $51.38 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2011

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	294,924	$7,369,966	$24.99	$7,506,244	$25.45	458,873	$17,511,193	$38.16	$17,511,193	$38.16	(5)
2012	585,195	19,490,136	33.31	19,605,668	33.50	1,045,324	49,007,313	46.88	49,418,864	47.28	(4)(6)
2013	353,344	11,556,256	32.71	11,796,133	33.38	154,444	7,966,522	51.58	8,129,439	52.64	(4)
2014	277,398	8,387,869	30.24	8,612,436	31.05	693,178	22,297,214	32.17	23,621,398	34.08
2015	591,665	17,510,538	29.60	19,140,225	32.35	478,686	15,200,780	31.76	16,292,878	34.04
2016	508,224	15,747,984	30.99	17,954,789	35.33	519,847	19,772,885	38.04	22,253,716	42.81
2017	276,342	8,567,302	31.00	9,010,528	32.61	119,095	4,941,364	41.49	5,794,936	48.66
2018	66,599	1,867,911	28.05	2,280,886	34.25	294,351	13,869,688	47.12	16,255,882	55.23
2019	264,803	10,846,531	40.96	11,814,917	44.62	448,771	17,995,123	40.10	19,180,749	42.74
2020	183,486	3,771,115	20.55	3,771,115	20.55	673,286	24,879,717	36.95	27,885,275	41.42
Thereafter	1,075,911	36,195,341	33.64	38,049,643	35.37	842,154	34,754,174	32.30	43,135,205	51.22

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	182,905	$5,335,319	$29.17	$5,335,319	$29.17
2012	—	—	—	—	—	38,543	1,336,398	34.67	1,366,758	35.46
2013	—	—	—	—	—	312,287	4,982,197	15.95	5,250,955	16.81
2014	—	—	—	—	—	159,617	5,602,168	35.10	5,793,708	36.30
2015	—	—	—	—	—	242,815	7,851,261	32.33	8,692,239	35.80
2016	—	—	—	—	—	138,425	3,533,161	25.52	3,986,197	28.80
2017	—	—	—	—	—	93,521	3,195,462	34.17	3,815,548	40.80
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	157,593	$5,452,347	$34.60	$5,439,879	$34.52	—	$—	$—	$—	$—
2012	37,313	1,212,107	32.48	1,210,695	32.45	—	—	—	—	—
2013	227,251	7,688,398	33.83	7,709,978	33.93	—	—	—	—	—
2014	701,941	23,157,164	32.99	23,766,315	33.86	—	—	—	—	—
2015	190,584	5,904,207	30.98	6,206,381	32.57	—	—	—	—	—
2016	72,026	2,321,087	32.23	2,456,454	34.11	—	—	—	—	—
2017	162,499	5,547,181	34.14	5,792,006	35.64	—	—	—	—	—
2018	10,903	308,010	28.25	340,719	31.25	—	—	—	—	—
2019	148,760	4,075,800	27.40	4,971,240	33.42	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	227,082	7,919,754	34.88	8,763,193	38.59	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with a replacement tenant with a future commencement date. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 109,829 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $36.84 per square foot and $37.46 per square foot, respectively, for 2012 and $34.80 per square foot and $35.67 per square foot, respectively, for 2013.
(5)	Includes 267,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(6)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Second Quarter 2011

HOTEL PERFORMANCE

Cambridge Center Marriott

	Second Quarter 2011	Second Quarter 2010	Percent Change	Year to Date 2011	Year to Date 2010	Percent Change

Occupancy	85.5%	82.4%	3.8%	77.4%	78.4%	-1.3%
Average Daily Rate	$223.11	$209.16	6.7%	$201.17	$183.18	9.8%
Revenue per available room	$190.78	$172.39	10.7%	$155.61	$143.63	8.3%

RESIDENTIAL PERFORMANCE

Residences on The Avenue

located at 2221 I Street, NW Washington, DC

	June 30, 2011	June 30, 2010	Percent Change	Year to Date 2011	Year to Date 2010	Percent Change

Average Rental Rate (1)	$3,219	N/A	N/A	$3,219	N/A	N/A
Physical Occupancy (1) (2)	26.0%	N/A	N/A	26.0%	N/A	N/A
Economic Occupancy (2) (3)	19.3%	N/A	N/A	19.3%	N/A	N/A
Net Operating Income (Loss) (4)	($147,000)	N/A	N/A	($147,000)	N/A	N/A

(1)	Excludes 50,000 square feet of retail space.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 51.
(3)	Represents the economic occupancy for June 2011 as the building was placed in service during May 2011.
(4)	Includes 50,000 square feet of retail space, which had revenue of approximately $164,000 for the quarter ended June 30, 2011.

OCCUPANCY ANALYSIS

Same Property Occupancy (1) - By Location

	CBD		Suburban		Total
Location	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10

Greater Boston	94.4%	93.8%	87.0%	81.1%	91.1%	87.9%
Greater Washington	97.7%	98.3%	94.0%	97.0%	95.6%	97.5%
Midtown Manhattan	96.5%	97.1%	n/a	n/a	96.5%	97.1%
Princeton/East Brunswick, NJ	n/a	n/a	79.9%	80.8%	79.9%	80.8%
Greater San Francisco	92.6%	89.9%	78.2%	94.7%	88.3%	91.3%

Total Portfolio	95.6%	95.4%	87.5%	88.9%	92.5%	92.9%

Same Property Occupancy (1) - By Type of Property

	CBD		Suburban		Total
	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10	30-Jun-11	30-Jun-10

Total Office Portfolio	95.6%	95.3%	87.5%	89.8%	92.5%	93.3%
Total Office/Technical Portfolio	100.0%	100.0%	84.1%	81.0%	87.1%	84.6%

Total Portfolio	95.7%	95.4%	87.2%	88.9%	92.3%	92.9%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Second Quarter 2011

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	118	19	1	138
Square feet	33,771,977	1,591,925	330,400	35,694,302
Percent of in-service properties	91.8%	100.0%	100.0%	92.2%
Occupancy @ 6/30/2010	93.3%	84.6%	—	92.9%
Occupancy @ 6/30/2011	92.5%	87.1%	—	92.3%
Percent change from 2nd quarter 2011 over 2nd quarter 2010 (2):
Rental revenue	1.6%	0.7%	6.4%
Operating expenses and real estate taxes	1.4%	11.6%	3.2%
Consolidated Net Operating Income (3) - excluding hotel				1.6	% (2)
Consolidated Net Operating Income (3) - Hotel				14.9	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-2.6	% (2)
Portfolio Net Operating Income (3)				0.8%

Rental revenue - cash basis	7.0%	0.1%	6.3%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	10.3%	-4.1%		9.7	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				14.8	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				1.1	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				8.5%

Same Property Lease Analysis - quarter ended June 30, 2011

	Office	Office/Technical	Total
Vacant space available @ 4/1/2011 (sf)	2,614,803	204,313	2,819,116
Square footage of leases expiring or terminated 4/1/2011-6/30/2011	637,664	883	638,547

Total space for lease (sf)	3,252,467	205,196	3,457,663

New tenants (sf)	404,619	—	404,619
Renewals (sf)	325,724	—	325,724

Total space leased (sf)	730,343	—	730,343

Space available @ 6/30/2011 (sf)	2,522,124	205,196	2,727,320

Net (increase)/decrease in available space (sf)	92,679	(883)	91,796
2nd generation Average lease term (months)	65	—	65
2nd generation Average free rent (days)	76	—	76
2nd generation TI/Comm PSF	$22.42	$—	$22.42
Increase (decrease) in 2nd generation gross rents (6)	2.64%	0.00%	2.64%
Increase (decrease) in 2nd generation net rents (6)	3.57%	0.00%	3.57%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 42.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 520,934 square feet.

Boston Properties, Inc.

Second Quarter 2011

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	June 30, 2011	June 30, 2010
	(in thousands)

Net income (loss) attributable to Boston Properties, Inc.	$60,214	$61,412
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	—	125
Noncontrolling interest - common units of the Operating Partnership	8,179	9,250
Noncontrolling interest - redeemable preferred units of the Operating Partnership	842	836
Noncontrolling interests in property partnerships	503	864
Gains on sales of real estate	—	(969)

Income (loss) from continuing operations	69,738	71,518

Add:
Losses from early extinguishment of debt	—	6,051
Interest expense	95,236	96,755
Gains (losses) from investments in securities	(6)	678
Depreciation and amortization	111,080	81,400
Acquisition costs	13	—
General and administrative expense	20,069	17,648

Subtract:
Income from unconsolidated joint ventures	(8,882)	(7,465)
Interest and other income	(1,953)	(2,117)
Development and management services income	(9,098)	(18,884)

Consolidated Net Operating Income	276,197	245,584
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	58,405	61,655

Combined Net Operating Income	334,602	307,239
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,247)	(1,109)

Portfolio Net Operating Income	$333,355	$306,131

Same Property Net Operating Income	303,792	301,247
Net operating income from non Same Properties (2)	29,341	728
Termination income	231	4,156
Termination income from Value-Added Fund (BXP’s share)	(9)	—

Portfolio Net Operating Income	$333,355	$306,131

Same Property Net Operating Income	303,792	301,247
Less straight-line rent and fair value lease revenue	26,896	46,127

Same Property Net Operating Income - cash basis	$276,896	$255,120

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2011

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-11	30-Jun-10			30-Jun-11	30-Jun-10

Rental Revenue	357,194	353,602			11,627	$11,549
Less Termination Income	222	2,346			—	—

Rental revenue - subtotal	356,972	351,256	$5,716	1.6%	11,627	11,549	$78	0.7%

Operating expenses and real estate taxes	121,160	119,481	1,679	1.4%	3,426	3,070	356	11.6%

Net Operating Income (1)	$235,812	$231,775	$4,037	1.7%	$8,200	$8,479	$(279)	-3.3%

Rental revenue - subtotal	$356,972	$351,256			$11,627	$11,549

Less straight line rent and fair value lease revenue	6,665	24,006	(17,341)	-72.2%	71	6	65	1083.3%

Rental revenue - cash basis	350,307	327,250	23,057	7.0%	11,556	11,543	13	0.1%

Less:
Operating expenses and real estate taxes	121,160	119,481	1,679	1.4%	3,426	3,070	356	11.6%

Net Operating Income (2) - cash basis	$229,147	$207,769	$21,378	10.3%	$8,129	$8,473	$(344)	-4.1%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$	%
	30-Jun-11	30-Jun-10			30-Jun-11	30-Jun-10	Change	Change

Rental Revenue	$368,821	$365,151			$8,904	$8,371
Less Termination Income	222	2,346			—	—

Rental revenue - subtotal	368,599	362,805	$5,793	1.6%	8,904	8,371	$533	6.4%

Operating expenses and real estate taxes	124,587	122,551	2,035	1.7%	6,281	6,089	192	3.2%

Net Operating Income (1)	$244,012	$240,254	$3,758	1.6%	$2,623	$2,282	$341	14.9%

Rental revenue - subtotal	$368,599	$362,805			$8,904	$8,371

Less straight line rent and fair value lease revenue	6,736	24,012	(17,276)	-71.9%	3	(1)	4	-400.0%

Rental revenue - cash basis	361,863	338,793	23,069	6.8%	8,901	8,372	529	6.3%

Less:
Operating expenses and real estate taxes	124,587	122,551	2,035	1.7%	6,281	6,089	192	3.2%

Net Operating Income (2) - cash basis	$237,276	$216,242	$21,034	9.7%	$2,620	$2,283	$337	14.8%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-11	30-Jun-10			30-Jun-11	30-Jun-10

Rental Revenue	79,569	$82,383			$457,294	$455,905
Less Termination Income	—	1,810			222	4,156

Rental revenue - subtotal	79,569	80,573	$(1,004)	-1.2%	457,072	451,749	$5,322	1.2%

Operating expenses and real estate taxes	22,412	21,862	550	2.5%	153,280	150,502	2,777	1.8%

Net Operating Income (1)	$57,157	$58,711	$(1,554)	-2.6%	$303,792	$301,247	$2,545	0.8%

Rental revenue - subtotal	$79,569	$80,573			$457,072	$451,749

Less straight line rent and fair value lease revenue	20,157	22,116	(1,959)	-8.9%	26,896	46,127	(19,231)	-41.7%

Rental revenue - cash basis	59,412	58,457	955	1.6%	430,176	405,622	24,553	6.1%

Less:
Operating expenses and real estate taxes	22,412	21,862	550	2.5%	153,280	150,502	2,777	1.8%

Net Operating Income (2) - cash basis	$37,000	$36,595	$405	1.1%	$276,896	$255,120	$21,776	8.5%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2011

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2011

	Office	Office/Technical	Total
Vacant space available @ 4/1/2011 (sf)	2,989,673	204,313	3,193,986
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions (sf)	—	—	—
Assets placed in-service (sf)	478,808	—	478,808
Leases expiring or terminated 4/1/2011-6/30/2011 (sf)	674,227	883	675,110

Total space for lease (sf)	4,142,708	205,196	4,347,904

New tenants (sf)	913,905	—	913,905
Renewals (sf)	325,724	—	325,724

Total space leased (sf)	1,239,629	—	1,239,629 (1)

Space available @ 6/30/2011 (sf)	2,903,079	205,196	3,108,275

Net (increase)/decrease in available space (sf)	86,594	(883)	85,711
2nd generation Average lease term (months)	64	—	64
2nd generation Average free rent (days)	73	—	73
2nd generation TI/Comm PSF	$21.87	$—	$21.87
Increase (decrease) in 2nd generation gross rents (2)	2.50%	0.00%	2.50%
Increase (decrease) in 2nd generation net rents (3)	3.38%	0.00%	3.38%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	97,593	337,193	4.53%	6.18%	434,786	438,875
Washington	315,904	251,112	-1.76%	-2.63%	567,016	87,763
New York	65,311	98,844	17.18%	23.81%	164,155	386,333
San Francisco	—	55,450	-9.44%	-14.66%	55,450	195,955
Princeton	—	18,222	-7.57%	-11.13%	18,222	56,457

	478,808	760,821	2.50%	3.38%	1,239,629	1,165,383

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 549,339.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 549,339.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 275,983.

Boston Properties, Inc.

Second Quarter 2011

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2011		Q1 2011	2010		2009	2008

Recurring capital expenditures	$2,785		$1,130	$13,988		$27,813	$29,781

Planned non-recurring capital expenditures associated with acquisition properties	731		120	395		865	3,203

Hotel improvements, equipment upgrades and replacements	1,478	(3)	494	2,262	(1)	1,515	2,317	(2)

	$4,994		$1,744	$16,645		$30,193	$35,301

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2011	Q1 2011	2010	2009	2008
Office
Square feet	760,821	1,450,468	4,765,440	3,545,251	2,472,619

Tenant improvement and lease commissions PSF	$21.87	$22.78	$35.77	$32.59	$30.17

Office/Technical
Square feet	—	58,770	149,617	115,848	26,388

Tenant improvement and lease commissions PSF	$—	$14.28	$2.14	$0.13	$—

Average tenant improvement and lease commissions PSF	$21.87	$22.45	$34.74	$31.56	$29.85

(1)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott
(2)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.
(3)	Includes approximately $917 of retail tenant improvements.

Boston Properties, Inc.

Second Quarter 2011

ACQUISITIONS/DISPOSITIONS

as of June 30, 2011

ACQUISITIONS

For the period from January 1, 2011 through June 30, 2011

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

Bay Colony Corporate Center	Feb-11	966,425	$185,000,000	$30,000,000	$215,000,000	65%

Total Acquisitions		966,425	$185,000,000	$30,000,000	$215,000,000	65%

DISPOSITIONS

For the period from January 1, 2011 through June 30, 2011

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Not Applicable

Total Dispositions		—	$—	$—

Boston Properties, Inc.

Second Quarter 2011

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2011

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)		Amount Drawn at June 30, 2011	Estimated Future Equity Requirement (2)		Percentage Leased (3)	Percentage Placed in Service (4)

Office
Atlantic Wharf Office	Q1 2011	Q1 2012	Boston, MA	1	790,000	$521,698,004	$552,900,000	$192,500,000	(5)	$—	$(161,298,004	) (5)	90%	78%
2200 Pennsylvania Avenue (6)	Q1 2011	Q4 2011	Washington, DC	1	460,000	172,694,847	220,000,000	—		—	47,305,153		89%	84%
510 Madison Avenue	Q2 2011	Q4 2012	New York, NY	1	347,000	338,769,428	375,000,000	—		—	36,230,572		39%	22%
Annapolis Junction Lot 6 (50% ownership)	Q1 2012	Q3 2013	Annapolis, MD	1	120,000	6,070,661	14,000,000				7,929,339		0%	0%
500 North Capitol (30% ownership)	Q4 2012	Q4 2013	Washington, DC	1	232,000	5,895,984	36,540,000	—		—	30,644,016		74%	0%
250 West 55th Street (7)	Q2 2014	Q4 2015	New York, NY	1	989,000	482,741,566	1,050,000,000				567,258,434		19%	0%

Total Office Properties under Construction				6	2,938,000	$1,527,870,491	$2,248,440,000	$192,500,000		$—	$528,069,509		55%	41%

Residential
The Lofts at Atlantic Wharf (86 Units) (8)	Q3 2011	Q2 2012	Boston, MA	1	78,000	$52,127,409	$47,100,000	$—		$—	$(5,027,409)		23%	0%
Atlantic Wharf -Retail					10,000	—	—	—		—	—		55%	included above

Residences on The Avenue (335 units) (9)	Q2 2011	Q3 2012	Washington, DC	1	275,000	107,209,728	130,000,000	—		—	$22,790,272		54%	58%
2221 I Street, NW - Retail					50,000	—	—	—		—	—		100%	included above

Total Residential Properties under Construction				2	413,000	$159,337,137	$177,100,000	$—		$—	$17,762,863		54%	39%

Total Properties under Construction				8	3,351,000	$1,687,207,629	$2,425,540,000	$192,500,000		$—	$545,832,371		55%	41%

PROJECTS PLACED IN-SERVICE DURING 2011

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt	Drawn at June 30, 2011	Estimated Future Equity Requirement (2)	Percentage Leased	Percentage Placed in Service (4)

Total Projects Placed in Service				—	—	$—	$—	$—	$—	$—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (11)

103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$8.50	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	28.4%	17.39	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	10.91	N	S	386,000
North First Business Park	San Jose, CA	5	190,636	75.8%	15.94	N	S	683,000
635 Massachusetts Avenue (future address 601 Mass Ave)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000
12300 & 12310 Sunrise Valley (12)	Fairfax County VA	2	519,114	100.0%	45.07	N	S	523,000

Total Properties held for Re-Development		11	1,076,619	88.9%	$34.08			2,721,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Includes net revenue during lease up period.
(3)	Represents percentage leased as of July 29, 2011.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.
(6)	Project is subject to a ground lease expiring in 2068.
(7)	Estimated Total Investment includes approximately $230 million of interest capitalization.
(8)	Project cost includes residential and retail components. Estimated Total Investment is net of $12.0 million of net proceeds from the sale of Federal Historical Tax Credits. Investment to date includes $0.7 million received to date.
(9)	Project cost includes residential and retail components and is subject to a ground lease expiring in 2068.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(11)	The incremental square footage increase in Estimated Future SF is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.
(12)	On September 14, 2010, the Company executed an approximately 523,000 square foot 20 year lease with the Defense Intelligence Agency (US Government) for the Company’s 12300 & 12310 Sunrise Valley Drive Properties located in Reston, Virginia, which are currently 100% leased. The Company commenced redevelopment of 12310 Sunrise Drive in the third quarter 2011 and expects to have it available for occupancy during the first quarter of 2012. Redevelopment of 12300 Sunrise Valley Drive will commence in the second quarter of 2012 and availability for occupancy is expected during the second quarter of 2013.

Boston Properties, Inc.

Second Quarter 2011

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2011

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA (1)	25.4	1,020,519
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	239,000
Cambridge, MA (3)	1.1	190,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (4)	0.2	TBD

	368.5	9,515,381

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2011

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (5)	143.1	1,780,000
Cambridge, MA (6)	—	250,000

	143.1	2,030,000

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 47.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	On July 18, 2011, the company executed an approximately 190,000 square foot 15 year lease with Biogen and commenced development for this build to suit project.
(4)	The venture owns five lots with air rights and developable square footage remains to be determined.
(5)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(6)	On May 23, 2011, the Company closed on a ground lease and development agreement with The Broad Institute to develop an approximate 250,000 square foot office / lab building, leaving approximately 50,000 square feet of development rights for office / lab space. Ownership of a condominium interest in the 250,000 square foot building will be transferred to The Broad upon completion of the building. The Company also has the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Second Quarter 2011

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting non-cash termination income and non-cash income from the termination of a management agreement. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Second Quarter 2011

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, acquisition costs, depreciation and amortization, gains (losses) from investments in securities, interest expense, and losses from early extinguishments of debt, less interest income, development and management services income and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties excludes hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including contractual base rents at lease expiration and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

First Quarter 2011

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s gross revenue.

Market Rents

Market Rents as reported by the Company are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.